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                                                                      Exhibit 23
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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-03201 of Courier Corporation on Form S-8 of our report dated November 6, 1997, appearing in this Annual Report on Form 10-K of Courier Corporation and subsidiaries for the fiscal year ended September 27, 1997.



                                        /s/ Deloitte & Touche LLP
                                        -------------------------



Boston, Massachusetts
December 12, 1997